Fees Summary	Feb. 17, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 143,832,681.66
Previously Paid Amount	0
Total Fee Amount	19,863.3
Total Offset Amount	0
Net Fee	$ 19,863.3